                                                                  EXHIBIT 20.(A)


                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company (Registration Nos. 2-83631/811-3738) and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of January, 1994.


/s/ NORMAN HACKERMAN
--------------------------
Norman Hackerman, Director

                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company (Registration Nos. 2-83631/811-3738) and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of January, 1994.


/s/ JOHN WILLIAM LANCASTER
--------------------------------
John William Lancaster, Director

                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company (Registration Nos. 2-83631/811-3738) and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of January, 1994.


/s/ R. MILLER UPTON
-------------------------
R. Miller Upton, Director

                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company (Registration Nos. 2-83631/811-3738) and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of January, 1994.


/s/ F. ROBERT PAULSEN
---------------------------
F. Robert Paulsen, Director

                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company (Registration Nos. 2-83631/811-3738) and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of January, 1994.

/s/ BEN LOVE
------------------
Ben Love, Director